UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2008

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

_________________________________________________

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 4, 2008, Mannatech, Incorporated (“Mannatech”) issued a press release announcing that the staff of the United States Securities and Exchange Commission (the “SEC”) has notified Mannatech that it has completed its investigation of Mannatech and will not recommend enforcement action against Mannatech relating to the timing and completeness of Mannatech’s October 2007 Form 8-K disclosure regarding its dismissal of Grant Thornton LLP as its independent registered public accountants.

Mannatech also announced that it was informed that the staff has terminated its investigation and will not recommend enforcement action against Mannatech’s Chief Financial Officer and the Chairman of the Audit Committee.

Mannatech previously disclosed in September 2008 the receipt of a “Wells Notice” from the staff of the SEC relating to the SEC investigation.

A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1*	Press Release dated November 4, 2008 entitled “Mannatech Receives Notice of Termination of SEC Investigation.”

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*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 4, 2008	MANNATECH, INCORPORATED /s/ Stephen D. Fenstermacher Stephen D. Fenstermacher Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Press Release dated November 4, 2008 entitled “Mannatech Receives Notice of Termination of SEC Investigation.”

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*Filed herewith.